                                                                   Exhibit 13(b)

                                   APPENDIX A

                                                                                                                   Shareholder
                                                    Distribution Fee                 Service Fee                 Processing Fee
                                                      (expressed as                 (expressed as                 (expressed as
                                                      a percentage                  a percentage                  a percentage
Name of Portfolio       Class of Shares             of average daily              of average daily              of average daily
-----------------       ---------------               net assets of                 net assets of                 net assets of
                                                      the Portfolio                 the Portfolio                 the Portfolio
                                                     attributable to               attributable to               attributable to
                                                  the specified Class)          the specified Class)          the specified Class)
                                                  --------------------          --------------------          --------------------
Small Cap Value         Institutional                               0%                            0%                            0%
Equity Portfolio        Service                                     0%                          .15%                          .15%
                        Investor A                                .10%                          .25%                          .15%
                        Investor B                                .75%                          .25%                          .15%
                        Investor C                                .75%                          .25%                          .15%

Small Cap Growth        Institutional                               0%                            0%                            0%
Equity Portfolio        Service                                     0%                          .15%                          .15%
                        Investor A                                .10%                          .25%                          .15%
                        Investor B                                .75%                          .25%                          .15%
                        Investor C                                .75%                          .25%                          .15%

Large Cap               Institutional                               0%                            0%                            0%
Growth Equity           Service                                     0%                          .15%                          .15%
Portfolio               Investor A                                .10%                          .25%                          .15%
                        Investor B                                .75%                          .25%                          .15%
                        Investor C                                .75%                          .25%                          .15%

Large Cap               Institutional                               0%                            0%                            0%
Value Equity            Service                                     0%                          .15%                          .15%
Portfolio               Investor A                                .10%                          .25%                          .15%
                        Investor B                                .75%                          .25%                          .15%
                        Investor C                                .75%                          .25%                          .15%

Select Equity           Institutional                               0%                            0%                            0%
Portfolio               BlackRock                                   0%                            0%                            0%
                        Service                                     0%                          .15%                          .15%
                        Investor A                                .10%                          .25%                          .15%
                        Investor B                                .75%                          .25%                          .15%
                        Investor C                                .75%                          .25%                          .15%

Index Equity            Institutional                               0%                            0%                            0%
Portfolio               Service                                     0%                          .15%                          .15%
                        Investor A                                .10%                          .25%                          .15%
                        Investor B                                .75%                          .25%                          .15%
                        Investor C                                .75%                          .25%                          .15%

International           Institutional                               0%                            0%                            0%
Equity Portfolio        Service                                     0%                          .15%                          .15%
                        Investor A                                .10%                          .25%                          .15%
                        Investor B                                .75%                          .25%                          .15%
                        Investor C                                .75%                          .25%                          .15%

Balanced                     Institutional                    0%                0%               0%
Portfolio                    Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

Low Duration                 Institutional                    0%                0%               0%
Bond Portfolio               BlackRock                        0%                0%               0%
                             Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

Intermediate                 Institutional                    0%                0%               0%
Bond Portfolio               BlackRock                        0%                0%               0%
                             Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

Intermediate                 Institutional                    0%                0%               0%
Government Bond              Service                          0%              .15%             .15%
Portfolio                    Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

Government Income            Institutional                    0%                0%               0%
Portfolio                    Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

Core Bond Total Return       Institutional                    0%                0%               0%
Portfolio                    BlackRock                        0%                0%               0%
                             Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

Managed Income               Institutional                    0%                0%               0%
Portfolio                    Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

International                Institutional                    0%                0%               0%
Bond Portfolio               Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

Tax-Free Income              Institutional                    0%                0%               0%
Portfolio                    Service                          0%              .15%             .15%
                             Investor A                     .10%              .25%             .15%
                             Investor B                     .75%              .25%             .15%
                             Investor C                     .75%              .25%             .15%

                             BlackRock                        0%                0%               0%

Pennsylvania                 Institutional                    0%                0%               0%
Tax-Free                     Service                          0%              .15%             .15%
Income Portfolio             Investor A                     .10%              .25%             .15%

                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

New Jersey Tax-              Institutional             0%             0%             0%
Free Income                  Service                   0%           .15%           .15%
Portfolio                    Investor A              .10%           .25%           .15%
                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

Ohio Tax-Free                Institutional             0%             0%             0%
Income Portfolio             Service                   0%           .15%           .15%
                             Investor A              .10%           .25%           .15%
                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

Money Market                 Institutional             0%             0%             0%
Portfolio                    Service                   0%           .15%           .15%
                             Investor A              .10%           .25%           .15%
                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%
                             Hilliard Lyons          .10%           .25%           .15%

Municipal Money              Institutional             0%             0%             0%
Market Portfolio             Service                   0%           .15%           .15%
                             Investor A              .10%           .25%           .15%
                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%
                             Hilliard Lyons          .10%           .25%           .15%

U.S. Treasury                Institutional             0%             0%             0%
Money Market                 Service                   0%           .15%           .15%
Portfolio                    Investor A              .10%           .25%           .15%
                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

Ohio Municipal               Institutional             0%             0%             0%
Money Market                 Service                   0%           .15%           .15%
Portfolio                    Investor A              .10%           .25%           .15%
                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

Pennsylvania                 Institutional             0%             0%             0%
Municipal Money              Service                   0%           .15%           .15%
Market Portfolio             Investor A              .10%           .25%           .15%
                             Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

North Carolina               Institutional             0%             0%             0%
Municipal                    Service                   0%           .15%           .15%
Money Market                 Investor A              .10%           .25%           .15%
Portfolio                    Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

New Jersey                   Institutional             0%             0%             0%
Municipal                    Service                   0%           .15%           .15%
Money Market                 Investor A              .10%           .25%           .15%
Portfolio                    Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

Virginia                     Institutional             0%             0%             0%
Municipal                    Service                   0%           .15%           .15%
Money Market                 Investor A              .10%           .25%           .15%
Portfolio                    Investor B              .75%           .25%           .15%
                             Investor C              .75%           .25%           .15%

Multi-Sector                 Institutional             0%           0%            0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth               Institutional             0%           0%            0%
Equity Portfolio             Service                   0%         .15%          .15%
                             Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

Mid-Cap Value                Institutional             0%           0%            0%
Equity Portfolio             Service                   0%         .15%          .15%
                             Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

International                Institutional             0%           0%            0%
Equity Opportunities         Service                   0%         .15%          .15%
Portfolio                    Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

U.S. Equity                  Institutional             0%           0%            0%
Opportunities Portfolio      Service                   0%         .15%          .15%
                             Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

GNMA Portfolio               Institutional             0%           0%            0%
                             BlackRock                 0%           0%            0%
                             Service                   0%         .15%          .15%
                             Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

Delaware Tax-Free            Institutional             0%           0%            0%
Income                       Service                   0%         .15%          .15%
Portfolio                    Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

Kentucky Tax-Free            Institutional             0%           0%            0%
Income Portfolio             Service                   0%         .15%          .15%
                             Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

High Yield                   Institutional             0%           0%            0%
Bond Portfolio               BlackRock                 0%           0%            0%
                             Service                   0%         .15%          .15%
                             Investor A              .10%         .25%          .15%
                             Investor B              .75%         .25%          .15%
                             Investor C              .75%         .25%          .15%

BlackRock                    Institutional                          0%                             0%                       0%
Strategic
Portfolio I

BlackRock                    Institutional                          0%                             0%                       0%
Strategic
Portfolio II

Multi-Sector                 Institutional                          0%                             0%                       0%
Mortgage
Securities
Portfolio IV

Global Science               Institutional                          0%                             0%                       0%
and Technology
Opportunities
Portfolio
                             Service                                0%                           .15%                     .15%
                             Investor A                           .10%                           .25%                     .15%
                             Investor B                           .75%                           .25%                     .15%
                             Investor C                           .75%                           .25%                     .15%

European Equity              Institutional                          0%                             0%                       0%
Portfolio
                             Service                                0%                           .15%                     .15%
                             Investor A                           .10%                           .25%                     .15%
                             Investor B                           .75%                           .25%                     .15%
                             Investor C                           .75%                           .25%                     .15%

Asia Pacific                 Institutional                          0%                             0%                       0%
Equity Portfolio
                             Service                                0%                           .15%                     .15%
                             Investor A                           .10%                           .25%                     .15%
                             Investor B                           .75%                           .25%                     .15%
                             Investor C                           .75%                           .25%                     .15%

Core Equity                  Institutional                          0%                             0%                       0%
Portfolio

Global                       Institutional                          0%                             0%                       0%
Communications
Portfolio
                             Service                                0%                           .15%                     .15%
                             Investor A                           .10%                           .25%                     .15%
                             Investor B                           .75%                           .25%                     .15%
                             Investor C                           .75%                           .25%                     .15%

Core Plus Total              Institutional                          0%                             0%                       0%
Return Portfolio
                             BlackRock                              0%                             0%                       0%
                             Service                                0%                           .15%                     .15%
                             Investor A                           .10%                           .25%                     .15%
                             Investor B                           .75%                           .25%                     .15%
                             Investor C                           .75%                           .25%                     .15%

Small Cap Core               Institutional                          0%                             0%                       0%
Equity Portfolio
                             Service                                0%                           .15%                     .15%
                             Investor A                           .10%                           .25%                     .15%
                             Investor B                           .75%                           .25%                     .15%
                             Investor C                           .75%                           .25%                     .15%

"BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                    Agreed to and accepted as of November __, 2002.



                                         BLACKROCK FUNDS


                                      By:_______________
                                         Name:
                                         Title:

                                      A-6